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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) - June 25, 2004


                                    TXU Corp.
             (Exact name of registrant as specified in its charter)

       TEXAS                         1-12833                   75-2669310
(State or other jurisdiction    (Commission File           (I.R.S. Employer
 of incorporation)                  Number)                Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
             (Address of principal executive offices, including zip code) Registrant's telephone number, including Area Code - 214-812-4600



                             TXU US Holdings Company
             (Exact name of registrant as specified in its charter)

        TEXAS                        1-11668                   75-1837355
(State or other jurisdiction   (Commission File            (I.R.S. Employer
 of incorporation)                 Number)                 Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-812-4600



                             TXU Energy Company LLC
             (Exact name of registrant as specified in its charter)

    A Delaware Limited
    Liability Company              333-108876                  75-2967817
(State or other jurisdiction    (Commission File            (I.R.S. Employer
 of incorporation)                   Number)                Identification No.)


            Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
          (Address of principal executive offices, including zip code)
       Registrant's telephone number, including Area Code - (214) 812-4600



                          TXU Electric Delivery Company
             (Exact name of registrant as specified in its charter)

      TEXAS                        333-100240                  75-2967830
(State or other jurisdiction    (Commission File            (I.R.S. Employer
 of incorporation)                  Number)                 Identification No.)


                    500 N. Akard Street, Dallas, Texas 75201
          (Address of principal executive offices, including zip code)
        Registrant's telephone number, including Area Code - 214-486-2000

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 25, 2004, TXU Corp's. subsidiaries, TXU US Holdings Company
(TXU US Holdings), TXU Energy Company LLC (TXU Energy) and TXU Electric Delivery Company (TXU Delivery) refinanced $2.25 billion of bank facilities scheduled to mature in 2005. The new facilities total $2.5 billion. Table 1 describes the new and replaced credit facilities:

Table 1: Description of New and Replaced Credit Facilities
$millions

------------------------------------------------------------------------------------------------------------
New Facilities                          Borrowers                                     Expiration         Limit
--------------------------------------- --------------------------------------------- ---------------- --------
Five-Year Revolving Credit
Facility                                TXU Energy/TXU Delivery                       June 2009            500
--------------------------------------- --------------------------------------------- ---------------- --------
Three-Year Revolving Credit
Facility                                TXU Energy/TXU Delivery                       June 2007          1,400
--------------------------------------- --------------------------------------------- ---------------- --------
364-Day Credit Facility                 TXU Energy/TXU Delivery                       June 2005            600
--------------------------------------- --------------------------------------------- ---------------- --------
Total                                                                                                    2,500
------------------------------------------------------------------------------------- -------------------------
Facilities Replaced                     Borrowers                                     Expiration         Limit
--------------------------------------- --------------------------------------------- ---------------- --------
Five-Year Revolving Credit
Facility                                TXU US Holdings                               February 2005      1,400
--------------------------------------- --------------------------------------------- ---------------- --------
Revolving Credit Facility               TXU Energy/TXU Delivery                       February 2005        450
--------------------------------------- --------------------------------------------- ---------------- --------
Three-Year Revolving Credit
Facility                                TXU US Holdings                               May 2005             400
--------------------------------------- --------------------------------------------- ---------------- --------
Total                                                                                                    2,250
------------------------------------------------------------------------------------- -------------------------

The new facilities will be used for working capital, letters of credit, and other general corporate purposes. The existing facilities were terminated with the establishment of the new facilities.


         Exhibit No.       Description
         -----------       -----------

         10a               REVOLVING CREDIT AGREEMENT


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                  TXU CORP.


                                  By: /s/ Kirk R. Oliver
                                      -----------------------------------------

                                      Name:   Kirk R. Oliver
                                      Title:  Executive Vice President,
                                              Chief Financial Officer and
                                              Treasurer

Date:    July 1, 2004



                                  TXU US HOLDINGS COMPANY


                                  By:/s/ Kirk R. Oliver
                                     ------------------------------------------

                                     Name:    Kirk R. Oliver
                                     Title:   Treasurer and Assistant Secretary
Date:    July 1, 2004



                                  TXU ELECTRIC DELIVERY COMPANY


                                  By:/s/ Kirk R. Oliver
                                     ------------------------------------------

                                     Name:    Kirk R. Oliver
                                     Title:   Treasurer and Assistant Secretary

Date:    July 1, 2004


                                  TXU ENERGY COMPANY LLC


                                  By: /s/ Kirk R. Oliver
                                     ------------------------------------------
                                      Name:   Kirk R. Oliver
                                      Title:  Treasurer and Assistant Secretary

Date:    July 1, 2004